Exhibit 3.142

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State
Articles of Incorporation
(To be submitted in duplicate by an attorney or an incorporator)
HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65102
     The undersigned natural person (s) of the age of eighteen years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:
ARTICLE ONE
                     The name of the corporation is: Research Business Group, Inc.
ARTICLE TWO
          The address, including street and number, if any, of the corporation’s initial registered office in this state is: 2300 E. Meyer Blvd., Kansas City, Mo. 64132 and the name of its initial agent at such address is: A. Alan Transue
ARTICLE THREE
     The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be:
     $30,000 authorized capital
          30,000 shares at $1.00 par value
     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:
None

FILED AND CERTIFICATE OF INCORPORATION ISSUED

SEP 12 1983

James C. Kirkpatrick

ARTICLE FOUR
     The extent, if any, to which the preemptive right of a shareholder to acquire additional shares is limited or denied.
     None
ARTICLE FIVE
     The name and place of residence of each incorporator is as follows:

Name	Street	City

Larry J. Bingham	2800 Commerce Tower	Kansas City, Mo. 64105
ARTICLE SIX
(Designate which and complete the applicable paragraph)
☐ The number of directors to constitute the first board of directors is                     . Thereafter the number of directors shall be fixed by, or in the manner provided in the bylaws. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.
or
☑ The number of directors to constitute the board of directors is twelve. (The number of directors to constitute the board of directors must be stated herein if there are to be less than three directors. The persons to constitute the first board of directors may, but need not, be named).

Kenneth L. Brown	A. T. Hancock
Peter C. Barnes	Tom D. Harmon
James A. Breteell	Stephen A. Melcher
Martin L. Crow, M.D.	Henry Nottberg, Jr.
Thompson S. Dent	Harry B. Overesch, M.D.
E. Wynn Presson	Doyle Patterson
ARTICLE SEVEN
The duration of the corporation is Perpetual

STATE OF MISSOURI	ss.
COUNTY OF JACKSON
     I, the undersigned, a notary public, do hereby certify that on the 31st day of August, 1983, personally appeared before me, Larry J. Bingham         , who being by me first duly sworn, (severally) declared that he is (they are) the person (s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.

/s/ Paula A. [ILLEGIBLE]
Notary Public
My commission expires 7-15-84, 19                    .

PAULA A. [ILLEGIBLE]
Notary Public — State of Missouri
Commissioned in Jackson County
My Commission Expires July 15, 1984

FILED AND CERTIFICATE OF
INCORPORATION ISSUED

SEP 12 1983

James C. Kirkpatrick
Corp No. 41

ARTICLE EIGHT
The corporation is formed for the following purposes:
Primarily, to purchase, own, and hold the stock of other corporations engaged in the businesses related to health care, and to do every act and thing covered generally by the denomination “holding company,” and especially to direct the operations of other corporations through the ownership of stock therein; and to conduct any other and all business for which corporations may be organized under the laws of the State of Missouri.
     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 31st day of August, 1983.

/s/ Larry J. Bingham
Larry J. Bingham

No. 00255963

STATE of MISSOURI JAMES C. KIRKPATRICK, Secretary of State

Corporation Division
Certificate of Amendment
WHEREAS, RESEARCH VENTURES GROUP, INC. (FORMERLY: RESEARCH BUSINESS GROUP, INC.) corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law,
NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 19th day of December, 1983

James C. Kirkpatrick Secretary of State

RECEIVED OF: RESEARCH VENTURES GROUP, INC. FIFTEEN DOLLARS Dollars, $15.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

No. 00255963	James C. Kirkpatrick Secretary of State
CORP. 20 1/82

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State
Amendment of Articles of Incorporation
(To be submitted in duplicate by an attorney)
HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101
     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
     (1) The present name of the Corporation is Research Business Group, Inc.
     The name under which it was originally organized was Research Business Group, Inc.
     (2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on December 6,1983.
     (3) Article # One is amended to read as follows:
     The name of the corporation is Research Ventures Group, Inc.
(If more than one article is to be amended or more space is needed attach fly sheet)

     (4) Of the 500 shares outstanding, 500 of such shares were entitled to vote on such amendment..
     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Number of
Class	Outstanding Shares

Common	500
     (5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	500	-0-
     (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:
     N/A
     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:
     N/A
     (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:
     N/A

IN WITNESS WHEREOF, the undersigned,	Thompson Dent

President or

has executed this instrument and its

Judith Dawson	has affixed its corporate seal hereto and attested said seal on the 12th day of
Assistant Secretary	December, 1983.

PLACE
CORPORATE SEAL
HERE
(IF NO SEAL, STATE “NONE”)

RESEARCH BUSINESS GROUP, INC.
(Name of Corporation)
ATTEST:

Judith Dawson	By	Thompson Dent
(Secretary or Asst. Secretary)		(President or Vice President)
Judith Dawson, Asst. Secretary		Thompson Dent, President

STATE OF MISSOURI	}
ss.
COUNTY OF JACKSON
     I, the undersigned , a notary public, do hereby certify that on this 12th day of December, 1983, personally appeared before me Thompson S. Dent, who, being by me first duly sworn, declared that he is the President of Research Business Group, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

[ILLEGIBLE]
Notary Public

(NOTARIAL
SEAL)
My commission expires August 5, 1985.

FILED AND CERTIFICATE
ISSUED

DEC 19 1983

/s/ James C. Kirkpatrick Corporation Dept. SECRETARY OF STATE

Corp. 44

No. 00255963	STATE OF MISSOURI ROY D. BLUNT, Secretary of State CORPORATION DIVISION
Certificate of Amendment
WHEREAS, RESEARCH VENTURES GROUP, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.
NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 9th day of April, 1985.

Roy D. Blunt Secretary of State

RECEIVED OF: RESEARCH VENTURES GROUP, INC. FIFTEEN DOLLARS, $15.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.
No. 00255963
Corp. #20(1-85)

STATE OF MISSOURI . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State Amendment of Articles of Incorporation (To be submitted in duplicate by an attorney)
HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65102
     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
1. The present name of the Corporation is Research Ventures Group, Inc.
The name under which it was originally organized was Research Business Group, Inc.
2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on March 22, 1985, 19                    .
Article Number Six is amended to read as follows:
     The number of directors to constitute the board of directors is three.
(If more than one article is to be amended or more space is needed attach fly sheet.)
Corp. 44 (3-82)

4.	Of the 501 shares outstanding, 501 of such shares were entitled to vote on such amendment.
The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	501
5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	501	-0-
6.	If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:
N/A
If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:
N/A
7.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:
N/A
Corp. 44 (Page 2)

IN WITNESS WHEREOF, the undersigned,	Richard W. Brown, President

President or

has executed this instrument and its
Vice-President

Judith A. Vogelsmeier, Assistant Secretary	has affixed its corporate seal hereto and attested said seal on the 27th day of
Secretary or Assistant Secretary	MARCH, 1985.

PLACE
CORPORATE SEAL
HERE.
(IF NO SEAL, STATE “NONE.”)

RESEARCH VENTURES GROUP, INC.
Name of Corporation
ATTEST:

By /s/ Judith A. Vogelsmeier	/s/ Richard W. Brown
Secretary or Assistant Secretary	President or Vice-President
Judith A. Vogelsmeier, Asst. Secretary	Richard W. Brown, President

State of Missouri	}
ss
County of Jackson
I, the undersigned, a Notary Public, do hereby certify that on this 27th day of March, 1985, personally appeared before me Richard W. Brown who, being by me first duly sworn, declared that he is the President of Research Ventures Group, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

NOTARIAL SEAL	/s/ Annette D. Hardesty
Notary Public

My commission expires
ANNETTE D. HARDESTY
Notary Public — State of Missouri
Commissioned in Jackson County
My Commission Expires July 29, 1986

FILED AND CERTIFICATE
ISSUED

APR 9 1985

Roy D. Blunt
Corporation Dept. SECRETARY OF STATE
Corp. 44 (Page 3)

No. 00255963

STATE OF MISSOURI ROY D. BLUNT, Secretary of State CORPORATION DIVISION
Certificate of Amendment
WHEREAS, RESEARCH VENTURES GROUP, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.
NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 26th day of March, 1987.

/s/ Roy D. Blunt Secretary of State

RECEIVED OF: RESEARCH VENTURES GROUP, INC. TWENTY DOLLARS, $20.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.
No. 00255963
Corp. #20 (1-85)

STATE OF MISSOURI . . . Office of Secretary of State ROY D. BLUNT, Secretary of State Amendment of Articles of Incorporation (To be submitted in duplicate by an attorney)
HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO 65102
     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
1. The present name of the Corporation is Research Ventures Group, Inc. The name under which it was originally organized was Research Business Group, Inc.

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on March 3, 1987.

3. Article Number Six is amended to read as follows:
“The number of directors to constitute the Board of Directors is nine (9).”
(If more than one article is to be amended or more space is needed attach fly sheet.)
Corp. 44 (1-85)

4.	Of the 502 shares outstanding, 502 of such shares were entitled to vote on such amendment.
The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	502
5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	502	-0-
6.	If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:
N/A
If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:
N/A
7.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:
N/A
Corp. 44 (Page 2)

IN WITNESS WHEREOF, the undersigned,	Robert S. Bonney

President or

has executed this instrument and its
Vice-President

Judith A. Vogelsmeier	has affixed its corporate seal hereto and
Assistant Secretary
attested said seal on the 23rd day of March, 1987.

PLACE
CORPORATE SEAL
HERE.
(IF NO SEAL, STATE “NONE.”)

RESEARCH VENTURES GROUP, INC.
Name of Corporation
ATTEST:

/s/ Judith A. Vogelsmeier	By	/s/ Robert S. Bonney
Assistant Secretary		President
Judith A. Vogelsmeier		Robert S. Bonney

State of Missouri	}
ss
County of Jackson
I, the undersigned, a Notary Public, do hereby certify that on this 23rd day of March, 1987, personally appeared before me Robert S. Bonney who, being by me first duly sworn, declared that he is the President of Research Ventures Group, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Paula A. Lindemood

NOTARIAL SEAL	Notary Public

My commission expires 6-15-88
PAULA A. LINDEMOOD
Notary Public - State of Missouri
Commissioned in Jackson County
My Commission Expires June 15, 1988.

FILED AND CERTIFICATE
ISSUED

MAR 26 1987

/s/ Roy D. Blunt
corporation Dept. SECRETARY OF STATE
Corp. 44 (Page 3)

No. 00255963

STATE OF MISSOURI ROY D. BLUNT, Secretary of State CORPORATION DIVISION
Certificate of Amendment
WHEREAS, RESEARCH VENTURES GROUP, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.
NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 9th day of August, 1988.

/s/ Roy D. Blunt

Secretary of State

Fee $20.00
Corp. #20 (3-87)

STATE OF MISSOURI . . . Office of Secretary of State ROY D. BLUNT, Secretary of State Amendment of Articles of Incorporation (To be submitted in duplicate by an attorney)
HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO 65102
     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
1. The present name of the Corporation is Research Ventures Group, Inc. The name under which it was originally organized was Research Business Group, Inc.

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on July 26, 1988.
3. Article Number Six is amended to read as follows:
The number of directors to constitute the Board of Directors is five (5).
(If more than one article is to be amended or more space is needed, attach fly sheet.)
Corp. 44 (1-85)

4.	Of the 502 shares outstanding, 502 of such shares were entitled to vote on such amendment.
The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	502
5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	502	-0-
6.	If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:
N/A
If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:
N/A
7.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:
N/A
Corp. 44 (Page 2)

IN WITNESS WHEREOF, the undersigned,	Richard W. Brown

President has executed this instrument and its

Judith A. Vogelsmeier Assistant Secretary	has affixed its corporate seal hereto and attested said seal on the 2nd day of August, 1988.

PLACE CORPORATE SEAL HERE. (IF NO SEAL, STATE “NONE.”)

RESEARCH VENTURES GROUP, INC.

Name of Corporation
ATTEST:

Judith A. Vogelsmeier	By	Richard W. Brown

Assistant Secretary		President
Judith A. Vogelsmeier		Richard W. Brown

State of Missouri	}
ss
County of Jackson
     I, the undersigned, a Notary Public, do hereby certify that on this 2nd day of August, 1988, personally appeared before me Richard W. Brown who, being by me first duly sworn, declared that he is the President of Research Ventures Group, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

NOTARIAL SEAL	/s/ Beverly D. Brown

Notary Public

My commission expires
BEVERLY D. BROWN
Notary Public — State of Missouri
Commissioned in Jackson County
My Commission Expires September [ILLEGIBLE] 1989

FILED AND CERTIFICATE
ISSUED
AUG 09 1988
/s/ Roy D. Blunt
Corporation Dept. SECRETARY OF STATE
Corp. 44 (Page 3)

No. 00255963

STATE OF MISSOURI ROY D. BLUNT, Secretary of State
CORPORATION DIVISION
Certificate of Amendment
WHEREAS, HEALTH MIDWEST VENTURES GROUP, INC. (FORMERLY: RESEARCH VENTURES GROUP, INC.)
a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing amendment of Articles of Incorporation under The General and Business Corporation Law.
NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 21st day of June, 1991.

Roy D. Blunt

Secretary of State

Fee $
20.00
Corp. #20 (3-87)

STATE OF MISSOURI . . . Office of Secretary of State
ROY D. BLUNT, Secretary of State
AMENDMENT OF ARTICLES OF INCORPORATION
(To be submitted in duplicate by an attorney)
HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO 65102
Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
1.	The present name of the Corporation is Research Ventures Group, Inc.

The name under which it was originally organized was Research Business Group, Inc.

2.	An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on April 12, 1991.

3.	Article Number One is amended to read as follows:

ARTICLE NUMBER ONE shall henceforth read in its entirety, The name of the corporation shall be:
“HEALTH MIDWEST VENTURES GROUP, INC.”
4.	Of the 502 shares outstanding, 502 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	502

5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	502	-0-
6.	If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:
N/A
If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:
N/A
7.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:
N/A
     IN WITNESS WHEREOF, the undersigned, Richard W. Brown, President, has executed this instrument and Judith A. Vogelsmeier, its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 18th day of June, 1991.
PLACE CORPORATE
     SEAL HERE

RESEARCH VENTURES GROUP, INC.

ATTEST:
	By:	/s/ Richard W. Brown Richard W. Brown, President

By:	/s/ Judith A. Vogelsmeier Judith A. Vogelsmeier, Assistant Secretary
1646

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)
     I, the undersigned, a Notary Public, do hereby certify that on this 18th day of June, 1991, Richard W. Brown personally appeared before me who, being by me first duly sworn, declared that he is the President of Research Ventures Group, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

NOTARIAL SEAL	Beverly D. brown Notary Public

My commission expires	Beverly D. Brown Notary Public — State of Missouri
Commissioned in Jackson County
My Commission Expires September 3, 1993
FILED AND CERTIFICATE
ISSUED
JUN 21, 1991
Roy D. Blunt
Corporation Dept. SECRETARY OF STATE
1646

Judith K. Moriarty SECRETARY OF STATE CORPORATION DIVISION CERTIFICATE OF AMENDMENT WHEREAS, HEALTH MIDWEST VENTURES GROUP, INC. A CORPORATION ORGANIZED UNDER THE GENERAL AND BUSINESS CORPORATION Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General Business Corporation Law, and that the Articles of Incorporation of said corporation are amended in accordance therewith. IN TESTIMONY WHEREOF, I HAVE SET MY hand and imprinted the GREAT SEAL of the State of Missouri, on this, the 4th day of AUGUST, 1994. Secretary of state $20-00

Rebecca McDowell Cook Secretary of State CORPORATION DIVISION CERTIFICATE OF CORPORATE RECORDS HEALTH MIDWEST VENTURES GROUP, INC. I, REBECCA McDOWELL COOK, Secretary of State of the State of Missouri and Keeper of the Great Seal thereof, do hereby certify that the annexed pages contain a full, true and complete copy of the original documents on file and of record in this office. IN TESTIMONY WHEREOF, I have set my hand and imprinted the GREAT SEAL of the State of Missouri, on this, the 5th day of JANUARY, 2000. Secretary of State

STATE OF MISSOURI . . . Office of Secretary of State
JUDITH K. MORIARTY, Secretary of State
AMENDMENT OF ARTICLES OF INCORPORATION
(To be submitted in duplicate by an attorney)
HONORABLE JUDITH K. MORIARTY
SECRETARY OF STATE
STATE OF MISSOURI
P. O. BOX 778
JEFFERSON CITY, MO 65102
     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:
1.	The present name of the Corporation is Health Midwest Ventures Group, Inc.

The name under which it was originally organized was Research Ventures Group, Inc.

2.	An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on July 18, 1994.

3.	Article Number Six is amended to henceforth read as follows:
“Article VI
     The number of directors to constitute the Board of Directors shall be seven (7). Thereafter, the number of directors shall be fixed by, or in the manner provided in the bylaws. Any changes in the number shall be reported to the Secretary of State within thirty (30) calendar days after such change.”
4.	Of the 502 shares outstanding, 502 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	502
62590

5.	The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	502	-0-
6.	If the amendment changed the number of par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

7.	If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/A
     IN WITNESS WHEREOF, the undersigned, Richard W. Brown, President, has executed this instrument and Judith A. Vogelsmeier, its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 3rd day of August, 1994.

PLACE CORPORATE
SEAL HERE
HEALTH MIDWEST VENTURES GROUP, INC.
ATTEST:

By:	/s/ Richard W. Brown
Richard W. Brown, President

By:	/s/ Judith A. Vogelsmeier Judith A. Vogelsmeier, Assistant Secretary

FILED AND CERTIFICATE
ISSUED
AUG 04 1994

/s/ Judith K. Moriarty
SECRETARY OF STATE
62590

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)
     I, the undersigned, a Notary Public, do hereby certify that on this 3rd day of August, 1994, Richard W. Brown personally appeared before me who, being by me first duly sworn, declared that he is the President of Health Midwest Ventures Group, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

NOTARIAL SEAL	/s/ Karen J. Montgomery

Notary Public

KAREN J. MONTGOMERY
My commission expires 8/6/1997	Notary Public-State of Missouri
Commissioned In Jackson County
My Commission Expires Aug. 6,1997
62590